UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2010

ANACOR PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-34973	25-1854385
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1020 East Meadow Circle

Palo Alto, CA 94303-4230

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 543-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02       UNREGISTERED SALES OF EQUITY SECURITIES.

On November 30, 2010, Anacor Pharmaceuticals, Inc. (the “Company”) sold and issued 2,000,000 shares of common stock at a price of $5.00 per share in a private placement (the “Private Placement”) for aggregate gross proceeds of $10.0 million pursuant to a Common Stock Purchase Agreement, among the Company and Venrock Healthcare Capital Partners, L.P. and VHCP Co-Investment Holdings, LLC (collectively, the “Purchasers”), dated as of November 23, 2010 (the “Purchase Agreement”). The Private Placement closed concurrently with the closing of the Company’s initial public offering of shares of its common stock. Neither the Company nor the Purchasers engaged any investment advisors with respect to the Private Placement, and no finders’ fees were paid to any party in connection therewith.  The sale and issuance of shares of common stock in the Private Placement was made in reliance on Rule 506 promulgated under the Securities Act of 1933, as amended, and was made without general solicitation or advertising. Each Purchaser represented that it is an accredited investor with access to information about the Company sufficient to evaluate the investment and that the common stock being acquired constituted restricted securities.  Pursuant to a Registration Rights Agreement, among the Company and the Purchasers and certain affiliates of the Purchasers (collectively, “Venrock”), dated as of November 23, 2010 (the “Registration Rights Agreement”), the Company granted certain registration rights pursuant to which, under certain conditions, the Company will register shares of its common stock held by Venrock, including the shares of common stock sold in the Private Placement, for re-sale on a registration statement on Form S-3.

The foregoing description is qualified in its entirety by reference to the Purchase Agreement and the Registration Rights Agreement, copies of which are attached hereto as Exhibits 4.1 and 4.2, respectively, and are incorporated herein by reference.

ITEM 5.03      AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Amendment and Restatement of Certificate of Incorporation

On November 30, 2010, the Company filed an amended and restated certificate of incorporation (the “Restated Certificate”) with the Secretary of State of the State of Delaware in connection with the closing of the Company’s initial public offering of shares of its common stock.  The Company’s board of directors and stockholders previously approved the Restated Certificate to be filed in connection with, and to be effective upon, the closing of the Company’s initial public offering.

The Restated Certificate amends and restates in its entirety the Company’s amended and restated certificate of incorporation to, among other things:

•                  authorize 100,000,000 shares of common stock;

•                  eliminate all references to the previously existing series of preferred stock and authorize 10,000,000 shares of undesignated preferred stock that may be issued from time to time by the Company’s board of directors in one or more series;

•                  permit the Company’s board of directors to alter, amend or repeal the bylaws without obtaining stockholder approval;

•                  require the approval of at least 66 2/3% of the shares entitled to vote at an election of directors to adopt, amend or repeal the bylaws or repeal the provisions of the Restated Certificate regarding the election and removal of directors and the inability of stockholders to take action by written consent in lieu of a meeting;

•                  require the approval of at least 66 2/3% of the shares entitled to vote at an election of directors to remove directors with cause;

•                  prohibit the removal of directors without cause;

•                  establish a classified board of directors, as a result of which the successors to the directors whose terms have expired will be elected to serve from the time of election and qualification until the third annual meeting following their election;

•                  prohibit stockholder action by written consent in lieu of a meeting, thereby requiring all stockholder actions to be taken at a meeting of the Company’s stockholders;

•                  require the advance notice of nominations for election to the Company’s board of directors or for proposing matters that can be acted upon at stockholder meetings; and

•                  amend the provisions relating to the limitation on liability of directors of the Company.

The foregoing description is qualified in its entirety by reference to the Restated Certificate, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Amendment and Restatement of Bylaws

On November 30, 2010, in connection with the closing of its initial public offering, the Company adopted amended and restated bylaws, which the Company’s board of directors and stockholders previously approved.

The amended and restated bylaws, among other things:

•                  provide that special meetings of stockholders may be called only by the chairman of the board of directors, the chief executive officer or the board of directors acting pursuant to a resolution adopted by a majority of the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships;

•                  establish advance notice requirements for nominations for election to the Company’s board of directors and for proposals to be acted upon at stockholder meetings;

•                  prohibit stockholder action by written consent in lieu of a meeting, thereby requiring all stockholder actions to be taken at a meeting of the Company’s stockholders;

•                  set forth the rights, powers and manner of acting of the board of directors and officers of the Company;

•                  establish a classified board of directors, as a result of which the successors to the directors whose terms have expired will be elected to serve from the time of election and qualification until the third annual meeting following their election;

•                  permit the Company’s board of directors to create committees of the board of directors; and

•                  provide for the indemnification of directors and officers of the Company, and allow the indemnification of employees and agents of the Company, in each case to the extent not prohibited by applicable law.

The foregoing description is qualified in its entirety by reference to the Company’s amended and restated bylaws, a copy of which is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

ITEM 8.01      OTHER EVENTS.

On November 30, 2010, the Company closed the initial public offering of 12,000,000 shares of its common stock at a price of $5.00 per share for aggregate gross proceeds of $60.0 million.  Concurrent with the closing of the initial public offering, the Company closed the Private Placement for aggregate gross proceeds of $10.0 million.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibits.

Exhibit Number	Description
3.1	Amended and Restated Certificate of Incorporation of Anacor Pharmaceuticals, Inc.
3.2(1)	Amended and Restated Bylaws of Anacor Pharmaceuticals, Inc.
4.1	Common Stock Purchase Agreement among Anacor Pharmaceuticals, Inc. and certain of its security holders, dated as of November 23, 2010.
4.2	Registration Rights Agreement among Anacor Pharmaceuticals, Inc. and certain of its security holders, dated as of November 23, 2010.

(1)

Filed as Exhibit 3.5 to the Registrant’s Registration Statement on Form S-1 (File No. 333-169322) filed with the Securities and Exchange Commission on September 10, 2010, as amended, and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 6, 2010	ANACOR PHARMACEUTICALS, INC.

	By:	/s/ Geoffrey M. Parker
Geoffrey M. Parker
Senior Vice President, Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
3.1	Amended and Restated Certificate of Incorporation of Anacor Pharmaceuticals, Inc.
3.2(1)	Amended and Restated Bylaws of Anacor Pharmaceuticals, Inc.
4.1	Common Stock Purchase Agreement among Anacor Pharmaceuticals, Inc. and certain of its security holders, dated as of November 23, 2010.
4.2	Registration Rights Agreement among Anacor Pharmaceuticals, Inc. and certain of its security holders, dated as of November 23, 2010.

(1)

Filed as Exhibit 3.5 to the Registrant’s Registration Statement on Form S-1 (File No. 333-169322) filed with the Securities and Exchange Commission on September 10, 2010, as amended, and incorporated herein by reference.